Investor Presentation September 30, 2022 Iowa City, Iowa Denver, Colorado Naples, Florida Minneapolis, Minnesota Platteville's 75th Dairy Days Celebration Dubuque, Iowa Minneapolis, MinnesotaIowa City, Iowa Denver, Colorado

2 Forward-Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This investor presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers (including with IOFB), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of actual and expected increases in inflation and interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) changes in and uncertainty related to benchmark interest rates used to price loans and deposits, including the expected elimination of LIBOR and the adoption of a substitute; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, including the new 1.0% excise tax on stock buybacks by publicly traded companies; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business; (20) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including the war in Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the effects of cyber-attacks; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; (24) effects of the ongoing COVID-19 pandemic, including its effects on the economic environment, our customers, employees and supply chain; and (25) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This investor presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield (tax equivalent), adjusted return on average assets, return on average tangible equity, net interest income (tax equivalent), net interest margin (tax equivalent), core noninterest expense, efficiency ratio, overhead ratio, core loans and core commercial loans, and total investment securities yield (tax equivalent). Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Appendix.

3 Shareholder Value Strategy 4 Credit Risk Profile 20 Financial Performance 23 Company Background 31 Appendix 37 Presentation Index

4 Shareholder Value Strategy

5 Shareholder Value Strategy Funding with low cost core deposits Enhancing digital banking capabilities Focusing on commercial banking initiatives Growing and deepening customer relationships to earn market share in every community we serve Attracting and retaining talented and productive employees Focusing on growth in wealth management

6 Long-term Shareholder Return Source: S&P Capital IQ Total Return Performance 237.4 175.7 288.3 MidWestOne Financial Group, Inc. S&P U.S. BMI Banks Peer Group 04/01/08 09/30/08 09/30/09 09/30/10 09/30/11 09/30/12 09/30/13 09/30/14 09/30/15 09/30/16 09/30/17 09/30/18 09/30/19 09/30/20 09/30/21 09/30/22 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0

7 Shareholder Returns $0.64 $0.67 $0.78 $0.81 $0.88 $0.90 $0.68 $0.71 1.7% 2.0% 3.1% 2.2% 3.6% 2.8% 2.2% 2.6% Common Dividends Per Share Dividend Yield 2016 2017 2018 2019 2020 2021 YTD SEP 21 YTD SEP 22 $0.00 $0.25 $0.50 $0.75 $1.00 —% 1.2% 2.4% 3.6% 4.8% $19.73 $21.57 $23.20 $23.81 $26.69 $28.40 $28.40 $24.17 $1.78 $1.55 $2.48 $2.93 $0.41 $4.37 $1.03 $1.17 Tangible Book Value Per Share (TBV)* Earnings per common share - diluted 2016 2017 2018 2019 2020 2021 Q3.21 Q3.22 $— $8.00 $16.00 $24.00 $32.00 $— $1.20 $2.40 $3.60 $4.80 *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. MidWestOne is committed to offering competitive dividends and growing tangible book value per share. Cash dividend declaration of $0.2375 per common share in Q3 2022, an increase of 5.6% from the prior year comparable period.

Company Overview

MidWest*One* Financial Group, Inc. is a financial holding company **headquartered in Iowa City, Iowa**. MidWest*One* Financial is the parent company of MidWest*One* Bank, which operates banking offices in Iowa, Minnesota, Wisconsin, Florida, and Colorado.

Q3.22 Financial Highlights

Dollars in millions		Q3.22	Change vs. Q2.22	Change vs. Q3.21
Balance Sheet	Total assets	$ 6,491.1	0.75 %	10.48 %
	Total loans held for investment, net	3,746.3	3.74	14.61
	Total deposits	5,476.8	(1.10)	10.47
	Loan to deposits ratio	68.40 %	319 bps	247 bps
Capital	Equity to assets ratio	7.28 %	(31) bps	(175) bps
	Tangible common equity ratio [1]	5.90	(28)	(181)
	Tier 1 leverage ratio	8.24	(27)	(46)
	CET1 risk-based capital ratio	9.18	36	(108)
	Tier 1 risk-based capital ratio	9.97	36	(123)
	Total risk-based capital ratio	12.10	37	(148)
Profitability	Net interest margin, tax equivalent [1]	3.08 %	21 bps	8 bps
	Cost of total deposits	0.36	11	10
	Return on average assets	1.13	30	2
	Return on average tangible equity [1]	19.32	619	426
	Efficiency ratio [1]	53.67	(290)	(267)
Credit Risk Profile	Nonperforming loans ratio	0.69 %	(7) bps	(34) bps
	Nonperforming assets ratio	0.40	(3)	(18)
	Net charge-off ratio	0.06	3	16
	Allowance for credit losses ratio	1.39	(6)	(8)

(1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures.
Note: Financial metrics as of or for the quarter ended September 30, 2022.

MidWestOne FINANCIAL GROUP, INC.

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Iowa First Bancshares Corp. Acquisition

Company Overview and Merger Update

- On June 9, 2022, MidWest*One* Financial Group, Inc. acquired Iowa First Bancshares Corp. ("IOFB"), a bank holding company for First National Bank of Muscatine and First National Bank in Fairfield.
- As consideration for the merger, we paid cash in the amount of $46.7 million.
- During the third quarter of 2022, core banking system conversions were completed. In addition, we closed and consolidated the operations of two MidWest*One* banking offices located in Fairfield, IA into the former First National Bank in Fairfield banking office.

Assets Acquired and Liabilities Assumed

In thousands		June 9, 2022		
Identifiable net assets acquired, at fair value				
Assets acquired:				
Cash and due from banks	$	10,192		
Interest earning deposits in banks		67,855		
Debt securities		119,820		
Loans held for investment		281,326		
Premises and equipment		7,363		
Core deposit intangible		16,500		
Other assets		11,628		
Total assets acquired			$	514,684
Liabilities assumed:				
Deposits	$	(463,638)		
Other liabilities		(3,117)		
Total liabilities assumed			$	(466,755)
Identifiable net assets acquired, at fair value			$	47,929

Branch Footprint



First National Bank of Muscatine
First National Bank in Fairfield
IOWA
Mason City
Fort Dodge
Waterloo
Marshalltown
Cedar Rapids
Des Moines
Ottumwa
FNB Muscatine (3 branches*)
FNB Fairfield (1 branch*)
MOFG (31 branches**)
Counties shaded green represent counties where MOFG has the #1 Deposit Market Share ranking

IOFB Demographics & Market Share

	Muscatine	Fairfield
Deposit Market Share Rank	1	1
Branch Count	3	1
Deposit Market Share	35.07%	38.91%
Median HHI	$66,787	$54,965
2022 - 2027 Projected HHI Change	7.68%	11.37%
2022 - 2027 Projected Pop. Growth	1.10%	4.01%
August 2022 Unemployment Rate	3.1%	2.6%

Source: S&P Capital IQ (Deposit Market Share (June 2022), Median HHI, 2022 - 2027 Projected HHI, and 2022-2027 Projected Population Growth)
Source: Iowa Workforce Development - August 2022 Unemployment Rate for Muscatine County and Jefferson County.
*Branch information is as of 9/30/22 and details a partial MOFG branch map for Iowa.
**Deposit market share data per FDIC as of June 30, 2022.

MidWestOne FINANCIAL GROUP, INC.

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10 Profitability Trends *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. 0.60% 0.93% 1.04% 0.13% 1.20% 1.29% 0.97% 0.60% 0.95% 1.20% 0.74% 1.20% 1.29% 1.00% ROAA *Adjusted ROAA 2017 2018 2019 2020 2021 YTD SEP 21 YTD SEP 22 Return on Average Assets $18.7 $30.4 $43.6 $6.6 $69.5 $55.2 $44.8 $18.7 $30.9 $50.5 $38.2 $69.7 $55.2 $46.2 Net Income *Adjusted Net Income 2017 2018 2019 2020 2021 YTD SEP 21 YTD SEP 22 Net Income in millions $ 5.58% 8.78% 9.65% 1.28% 13.18% 14.03% 11.81% 8.07% 11.87% 13.98% 10.80% 16.63% 17.69% 15.28% ROAE *ROATE 2017 2018 2019 2020 2021 YTD SEP 21 YTD SEP 22 Return on Average Tangible Equity 58.63% 61.23% 57.56% 56.92% 54.65% 53.95% 56.70% 2017 2018 2019 2020 2021 YTD SEP 21 YTD SEP 22 Efficiency Ratio*

11 Compelling Markets Minnesota: 12 Banking Offices Wisconsin: 7 Banking Offices Florida: 2 Banking Offices Colorado: 1 Banking Office Diverse + strong rural core deposit base that supports growing metropolitan markets and reduces credit risk Banking Offices as of September 30, 2022 Iowa: 35 Banking Offices (includes the addition of the banking offices from the Iowa First acquisition & consolidation of the branches in Fairfield, IA)

Rural Core Deposit Base & Growing Metropolitan Markets

Iowa City



- Significant university, healthcare, and education industries
- Market includes a well-known hospital that was ranked #15 on Forbes 2019 America's Best Employers for Women List (University of Iowa Hospital and Clinics)
- Ranked by Forbes as One of the Top 25 "The Best Places to Retire in 2021"
- Lower unemployment rates and higher projected household income change and population growth than the national rate
- Market share leader

Des Moines



- Significant healthcare, manufacturing, and retail industries
- Ranked by Forbes as #10 on the "Best Places for Business & Careers" List
- A 2022 study by Axios indicated Des Moines added the most taxable value of property (in dollars) when compared to the other cities in the State of Iowa (which reflects the economic health of the community).
- Lower unemployment rates and higher projected population growth than the national rate
- Opportunity to significantly improve market share

Minneapolis - St. Paul



- Significant healthcare, manufacturing, and retail industries
- General Mills was ranked by Forbes as #23 on the 2021 "The Just 100: Companies Doing Right by America" List
- Lower unemployment rates and higher projected population growth than the national rate
- Opportunity to significantly improve market share

Naples & Fort Myers



- Ranked #10 by Forbes on their 2021 List "10 States with the Biggest Growths in GDP of 2021"
- Lower unemployment rates and higher projected population growth than the national rate
- Opportunity to significantly improve market share

Denver



- Significant healthcare, transportation, and telecommunication industries
- Ranked #4 by Forbes on their 2021 List "10 States with the Biggest Growths in GDP of 2021"
- Lower unemployment rates and higher projected household income change and population growth than the national rate
- Opportunity to significantly improve market share

Dubuque



- Significant manufacturing, healthcare, and university industries
- Deere & Company was ranked by Forbes as #70 on the 2021 "The Just 100: Companies Doing Right by America" List
- Lower unemployment rate than the national rate
- Market share leader

	Iowa City	Des Moines	Minneapolis - St. Paul	Naples	Fort Myers	Denver	Dubuque	National
Deposit Market Share Rank	2	31	16	22	26	45	2	188
Deposit Market Share	16.74%	0.56%	0.51%	0.49%	0.31%	0.09%	23.78%	0.03%
Median HHI	$72,888	$75,962	$92,084	$82,623	$69,042	$95,551	$69,534	$72,465
2022 - 2027 Projected HHI Change	12.91%	7.15%	10.55%	13.34%	12.09%	14.51%	11.09%	12.10%
2022 - 2027 Projected Pop. Growth	4.87%	5.03%	4.53%	5.71%	6.08%	5.47%	2.85%	3.21%
August 2022 Unemployment Rate	2.5%	2.7%	2.1%	2.8%	2.7%	3.3%	2.8%	3.8%

Source: S&P Capital IQ (Deposit Market Share (June 2022), Median HHI, 2022 - 2027 Projected HHI, and 2022-2027 Projected Population Growth)
Source: Bureau of Labor Statistics - August 2022 Unemployment Rate

MidWestOne FINANCIAL GROUP, INC.

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13 Deposit Profile $5.5 billion in Total Deposits at September 30, 2022, with the Core Deposits(1) representing 92.7% of Total Deposits in comparison to $5.1 billion in Total Deposits at December 31, 2021 with Core Deposits(1) representing 91.8% of Total Deposits Deposit Composition 20.2% 19.7% 19.7% 20.1% 20.8% 61.9% 62.3% 63.7% 63.9% 62.0% 17.9% 18.0% 16.5% 16.0% 17.1% Non-Interest Bearing Demand Deposits Interest Checking, Money Market and Savings Time Deposits Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 —% 25.0% 50.0% 75.0% 100.0% Deposit Trends ($000) $4,883 $5,016 $5,044 $5,182 $5,507 0.26% 0.24% 0.23% 0.25% 0.36% Average Deposits Cost of Total Deposits Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 0.08% 0.16% 0.24% 0.32% 0.40% (1) Core deposits is the total of all deposits other than time deposits > $250k and non- reciprocal brokered money market deposits.

14 Focused Initiatives in Commercial Banking Named a new Head of Commercial Banking in April 2021 Prioritize revenue-generating activity through the refinement of processes and procedures 2021: Launched a business banking center 2022: Expanded a targeted, score- based business banking center Implemented standardized goals and a revised incentive plan for commercial bankers Investing in tools that will improve our treasury management and online banking platforms and streamline our commercial lending process New leadership in Iowa and the Twin Cities with a proven track record of success in the market

15 Commercial Loan Portfolio Commercial and Industrial, 34% Agricultural, 4% Farmland, 6% Construction & Development, 9% Multifamily, 7% CRE-Other, 40% (1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. (2) Linked quarter annualized commercial loan growth, excluding IOFB acquired loans and SBA PPP loans. (3) As of September 30, 2022. (4) Excludes loans with $0 outstanding. Commercial Loan Portfolio Mix September 30, 2022 5.00% 5.48% 5.41% 8.75% 17.02% Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 Commercial Loan Growth, Ex IOFB and PPP(1)(2) Portfolio Highlights(3) • Commercial loan portfolio represents 82% of loans held for investment • Legacy MidWestOne average commercial loan amount of $884 thousand(4) • Well diversified by industry type and geography

Expanding and Enhancing our Digital Capabilities

Customers expect complete digital accessibility to manage their financial life. We intend to meet these demands with **continued investment** in financial technology to **improve the customer experience** and **streamline internal processes.**

2019

Zelle P2P Payments

Modernized Online Deposit Account Platform

Online Consumer Loan Application Platform

Real-Time Account Alerts

2020

PPP Loan Origination Platform + DocuSign

Launched Open Architecture Digital Banking Platform

Enhanced Electronic & Paper Account Statements

2021

Mobile App Performance Enhancements (improving responsiveness, streamlining mobile deposits, additional personalization for users)

Improved Online Banking Platform and Commercial Lending Process (incorporate multi-bank reporting within the treasury management platform, additional applications of DocuSign for commercial lending and additional customizations and customer experience enhancements added as part of the online banking upgrade)

Contactless Chip Cards (enhancing payment security and convenience)

2022*

Enhancements to Positive Pay Service (adding payee matching functionality and streamlining Positive Pay processing)

Cloud-Based Construction Lending Platform (streamlining construction lending process for customers and lenders)

Piloting AI-Based Sales Recommendation Engine for Front-Line Retail Bankers

New Trust Core System

Conversion of Iowa First Systems

Launched an Enhanced Digital Consumer Loan Experience

2023*

New Deposit Account Opening Platform (Partnering with a FinTech to implement a new platform across all channels focused on improved customer experiences and innovative risk management controls)

Digital Banking Experience Enhancements (various design and functionality enhancements for our retail online and mobile banking platforms, coupled with new features that will improve our online/mobile banking system and also the new account opening platform)

New Commercial Loan Origination System

*Note: 2022-2023 dates are expected roll-out.

MidWestOne FINANCIAL GROUP, INC.

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17 Digital and Branch Banking Trends 80% 80% 81% 81% 80% 82% 83% 84% 83% 80% Retail Commercial Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 (1) Total digital includes mobile and online/desktop. (2) Digital penetration is based upon the total number of checking accounts available via mobile and online divided by the total number of checking accounts. (3) Total number of Bill Pay or Zelle P2P payments submitted during the reporting period. (4) Decline in penetration between Q2.22 and Q3.22 is due to the IOFB core conversion. Customer Interactions 44% 42% 13% 1% Mobile Logins Online/Desktop Logins Branch/Teller Transactions Service Center Calls 86% Digital(1) 85,470 89,271 8,395 12,514 Bill Pay Payments Zelle Payments Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 78,000 84,000 90,000 4,800 9,600 14,400 Digital Penetration %(2)(4) Retail Payments(3)

18 Focusing on Growth in Wealth Management $0.9 $2.4 $2.4 $2.8 $2.6 2018 2019 2020 2021 Q3.22 $— $1.0 $2.0 $3.0 Investment Services and Trust Activity Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $5.0 $8.0 $9.6 $11.7 $8.6 $8.6 2018 2019 2020 2021 YTD SEP 21 YTD SEP 22 $— $5.0 $10.0 $15.0 Wealth Management Assets Under Administration • Strengthened wealth management capabilities in the fourth quarter of 2021 with the addition of an experienced wealth management team in Eastern Iowa that collectively has more than 120 years of experience • Invested in financial technology that will improve the customer experience and streamline internal processes

19 Why MidWestOne? Commitment to shareholders through consistent dividend increases and, when appropriate, share repurchases. Attractive metropolitan markets that enhance growth opportunity Diversified loan portfolio with geographic diversity which reduces credit risk Focus on the expansion and enhancement of our digital capabilities Giving back to our local communities by encouraging employees to volunteer and also by providing monetary support CommitmentGrowth Diversification Technology Community MidWestOne's Commitment Leads to Shareholder Returns

20 Credit Risk Profile

21 Asset Quality Allowance for Credit Losses Ratio and Net Charge-Off (Recovery) Ratio (0.10)% (0.03)% 0.28% 0.03% 0.06% 1.47% 1.50% 1.42% 1.45% 1.39% Net Charge-off (Recovery) Ratio Allowance for Credit Losses Ratio Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 Nonperforming Loans and Assets Ratios 1.03% 0.97% 0.96% 0.76% 0.69% 0.58% 0.53% 0.53% 0.43% 0.40% Nonperforming loans ratio Nonperforming assets ratio Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 90 days+ past due & still accruing interest, 4% Foreclosed assets, net, 0% Agricultural, 4% Commercial and industrial, 17% Farmland, 14% Multifamily, 9% CRE-Other, 39% One-to-four family first liens, 8% One-to-four family junior liens, 5% Consumer, 0% Nonperforming Assets Composition September 30, 2022

22 Change in ACL $52,350 $(970) $382 $338 $52,100 Beginning Balance (Q2.22) Charge-offs Recoveries Credit loss expense related to loans Ending Balance (Q3.22) $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Allowance for Credit Losses ($ in thousands) Reflects the reserve taken to support loan growth

23 Financial Performance

• Net income for the third quarter was $18.3 million, or $1.17 per diluted common share • Net interest margin (tax equivalent) expanded 21 basis points (bps) to 3.08%(1). • Annualized core loan growth (excluding PPP) of 15.72%(1). • Nonperforming assets ratio improved 3 bps to 0.40%; net charge-off ratio of 0.06%. • Efficiency ratio improved to 53.67%(1). Third Quarter 2022 Summary(2) $29.8 $30.4 $31.5 $31.2 $33.9 1.95% 1.94% 2.08% 1.97% 1.97% Core Noninterest Expense Overhead Ratio Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 $49.5 $50.0 $49.0 $52.1 $58.3 Net Interest Income Noninterest Income Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 Revenue(3) Disciplined Expense Management(3) (1) Non-GAAP Measure. See the appendix for Non-GAAP financial measures. (2) Third Quarter 2022 Summary compares to the linked quarter (June 30, 2022), unless otherwise noted. (3) All dollars are presented in millions, unless otherwise noted. 24 (1) (1)

25 Net Interest Income $41.5 $40.0 $38.5 $40.9 $47.0 3.00% 2.83% 2.79% 2.87% 3.08% Net Interest Income (tax equivalent)* Net Interest Margin (tax equivalent)* Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 $ in millions *Non-GAAP Measure. See the appendix for Non-GAAP financial measures.

26 Loan Portfolio Commercial and Industrial, 28% Agricultural, 3% Construction & Development, 7% Farmland, 5% Multifamily, 6% CRE-Other, 33% One-to-four family first liens, 12% One-to-four family junior liens, 4% Consumer, 2% $3,357 $3,269 $3,245 $3,326 $3,673 4.33% 4.15% 3.98% 4.02% 4.44% Average Loans Yield on Loans, tax equivalent Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 (1) Average loans reported are in millions of dollars. (2) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. Loan PerformanceLoan Portfolio Mix September 30, 2022 (2)(1)

27 Debt Securities Portfolio U.S. Gov't agencies and corporations, 0.6% State and political subdivisions, 24.6% MBS, 0.5% CMO, 13.3% Corporate debt securities, 61.0% 1.84% 1.84% 1.97% 2.13% 2.27% Total Securities Held for Investment (FTE) Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 (1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. Investment Securities Yield Available for Sale Debt Securities Portfolio Mix September 30, 2022 State and political subdivisions, 47.1% MBS, 7.2% CMO, 45.7% Held to Maturity Debt Securities Portfolio Mix September 30, 2022 • Investment Portfolio Mix: ◦ AFS Securities - $1.2 billion ◦ HTM Securities - $1.1 billion • Investment Portfolio Duration: ◦ AFS Securities - 3.5 ◦ HTM Securities - 6.7 ◦ Total Securities - 5.0 Portfolio Composition (1)

28 Noninterest Income and Noninterest Expense Noninterest Income ($000) $9,182 $11,229 $11,644 $12,347 $12,588 Investment services and trust activities Service charges and fees Card revenue Loan revenue Bank-owned life insurance Other Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 $— $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 Noninterest Expense ($000) and Overhead Ratio $29,778 $30,444 $31,643 $32,082 $34,623 1.95% 1.94% 2.08% 1.97% 1.97% Compensation and employee benefits Non-compensation Expenses Goodwill impairment Merger-related Expenses Overhead Ratio* Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 $— $8,000 $16,000 $24,000 $32,000 $40,000

29 Strong Liquidity Position 65.93% 63.45% 64.01% 65.21% 68.40% Q3.21 Q4.21 Q1.22 Q2.22 Q3.22 63.00% 64.00% 65.00% 66.00% 67.00% 68.00% 69.00% Loans to Deposits Ratio Balance Sheet dollars in millions Cash and Cash Equivalents (1) $78.5 Unpledged Securities $1,429.3 Projected Investment Cash Flow: 3-Months $32.4 6-Months $85.6 1-Year $170.1 (1) Comprised of cash and due from banks, interest-bearing deposits, and federal funds sold. Off-Balance Sheet dollars in millions Available Federal Fund Lines $155.0 Unused FHLB Borrowing Capacity $357.4 FHLB Collateral Capacity $549.4 Brokered Deposit Capacity > $200 Discount Window Capacity $104.3 September 30, 2022 September 30, 2022

30 Capital Adequacy 8.41% 8.78% 8.50% 7.82% 7.49% 5.90% TCE / TA (%)* 2017 2018 2019 2020 2021 Q3.22 9.48% 9.73% 9.48% 8.50% 8.67% 8.24% Tier 1 Leverage Ratio (%) Well Capitalized 2017 2018 2019 2020 2021 Q3.22 12.00% 12.23% 11.34% 13.41% 13.09% 12.10% Total Capital Ratio (%) Well Capitalized 2017 2018 2019 2020 2021 Q3.22 10.07% 10.32% 9.46% 9.72% 9.94% 9.18% 10.96% 11.18% 10.47% 10.70% 10.83% 9.97% CET1 Risk-Based Ratio (%) Tier 1 Capital Ratio (%) CET1 Risk-Based Well Capitalized Tier 1 Capital Well Capitalized 2017 2018 2019 2020 2021 Q3.22 *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. Tangible Common Equity Ratio (%) Tier 1 Leverage Ratio (%) CET1 Risk-Based and Tier 1 Risk-Based Capital Ratios (%) Total Risk-Based Capital Ratio (%) 5% 6.5% 8% 10%

31 Company Background

32 Corporate History 57 branches across 5 state footprint* June 2022 Acquisition of Iowa First Bancshares Corp. *Branches as of September 30, 2022

33 Our Mission and Our Operating Principles Take care of our customers … and those that should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are not only the inspiration of our organization, but the purpose behind our existence. Our history is their history. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Take good care of our customers ◦ Hire and retain excellent employees ◦ Always conduct yourself with the utmost integrity ◦ Work as one team ◦ Learn constantly so we can continually improve

34 Embrace Our Culture to Drive Brand Equity Our brand is built on the foundation of our culture, which drives the behaviors and actions of our employees in support of our mission statement: To take good care of our customers and those that should be We do this one relationship at a time - it's about caring. "Served our family well for years. Thank you for that!" – V. Coulter. Oskaloosa, IA "We're new to the area and needed to set up accounts for business and personal needs. Missy was attentive, helpful, and thorough and got us just what we needed. Looking forward to a great banking relationship." – Shane A. Pella, IA "Best bank for service, great people and importantly, long on patience, as they professionally explain and answer any financial questions." – Michael L.. Chisago City, MN "Great bank. They've always been very friendly and helpful. I do most of my banking online now, but Frank and Cameron still recognize me when I come into the lobby." – K. Gryder. Minneapolis, MN

35 Leadership within the Community 2,420 3,198 12,518 5,170 5,947 4,560 2017 2018 2019 2020 2021 YTD 2022* $894,836 $871,683 $1,102,512 $1,253,707 $1,119,498 $1,024,883 2017 2018 2019 2020 2021 Q3.22 YTD $60,527 $67,487 $66,695 $70,375 $72,726 $58,059 2017 2018 2019 2020 2021 Q3.22 YTD Company GivingVolunteer Hours Employee Giving *Volunteer Hours are for the YTD period ending October 11, 2022

36 Capital Management & Historical Growth To ta l A ss et s ($ )B ) $1.8 $3.0 $3.1 $3.2 $3.3 $4.7 $5.6 $6.0 $6.5 1.7 3.2 1.2 1.4 0.5 10.29% 7.34% 7.52% 8.41% 8.78% 8.50% 7.82% 7.49% 5.90% Organic Acquired Assets TCE / TA (%)* 2014 2015 2016 2017 2018 2019 2020 2021 3Q.2022 $0.0 $2.0 $4.0 $6.0 $8.0 Central Bancshares, Inc. July 2020: Successfully completed the private placement of $65.0 million of subordinated notes, of which $63.75 million has been exchanged for subordinated notes registered under the Securities Act of 1933. May 2021: Redeemed, in whole, $10.9 million of subordinated debentures assumed upon the acquisition of ATBancorp on May 1, 2019. September 30, 2022: Returned $13.9 million to shareholders through the nine months ended September 30, 2022 via cash dividends and common share repurchases. *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. Iowa First Bancshares Corp. ATBancorp

37 Appendix

Non-GAAP Financial Measures

Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio

	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019	December 31, 2020	December 31, 2021	For the Three Months Ended September 30, 2021	For the Three Months Ended September 30, 2022
	dollars in thousands									
Total shareholders' equity	$ 192,731	$ 296,179	$ 305,456	$ 340,304	$ 357,067	$ 508,982	$ 515,250	$ 527,475	$ 530,264	$ 472,229
Intangible assets, net	(8,259)	(83,689)	(79,825)	(76,700)	(74,529)	(124,136)	(87,719)	(82,362)	(83,607)	(94,563)
Tangible common equity	$ 184,472	$ 212,490	$ 225,631	$ 263,604	$ 282,538	$ 384,846	$ 427,531	$ 445,113	$ 446,657	$ 377,666
Total assets	$ 1,800,302	$ 2,979,975	$ 3,079,575	$ 3,212,271	$ 3,291,480	$ 4,653,573	$ 5,556,648	$ 6,025,128	$ 5,875,423	$ 6,491,061
Intangible assets, net	(8,259)	(83,689)	(79,825)	(76,700)	(74,529)	(124,136)	(87,719)	(82,362)	(83,607)	(94,563)
Tangible assets	$ 1,792,043	$ 2,896,286	$ 2,999,750	$ 3,135,571	$ 3,216,951	$ 4,529,437	$ 5,468,929	$ 5,942,766	$ 5,791,816	$ 6,396,498
Book value per share	$ 23.07	$ 25.96	$ 26.71	$ 27.85	$ 29.32	$ 31.49	$ 32.17	$ 33.66	$ 33.71	$ 30.23
Tangible book value per share [1]	$ 22.08	$ 18.63	$ 19.73	$ 21.57	$ 23.20	$ 23.81	$ 26.69	$ 28.40	$ 28.40	$ 24.17
Shares outstanding	8,355,666	11,408,773	11,436,360	12,219,611	12,180,015	16,162,176	16,016,780	15,671,147	15,729,451	15,622,825
Tangible common equity ratio [2]	10.29 %	7.34 %	7.52 %	8.41 %	8.78 %	8.50 %	7.82 %	7.49 %	7.71 %	5.90 %

(1) Tangible common equity divided by shares outstanding.

(2) Tangible common equity divided by tangible assets.

Loan Yield, Tax Equivalent

	For the Three Months Ended September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
	dollars in thousands				
Loan interest income, including fees	$ 36,115	$ 33,643	$ 31,318	$ 32,746	$ 40,451
Tax equivalent adjustment [1]	507	548	540	569	673
Tax equivalent loan interest income	$ 36,622	$ 34,191	$ 31,858	$ 33,315	$ 41,124
Yield on loans, tax equivalent [2]	4.33 %	4.15 %	3.98 %	4.02 %	4.44 %
Average Loans	$ 3,356,680	$ 3,268,783	$ 3,245,449	$ 3,326,269	$ 3,673,379

(1) The federal statutory tax rate utilized was 21%.

(2) Annualized tax equivalent loan interest income divided by average loans.

MidWestOne FINANCIAL GROUP, INC.

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Non-GAAP Financial Measures

Return on Average Assets and Return on Average Tangible Equity	December 31,					For the Three Months Ended		For the Year Ended	
	2017	2018	2019	2020	2021	September 30, 2021	September 30, 2022	September 30, 2021	September 30, 2022
	dollars in thousands								
Net (loss) income	$ 18,699	$ 30,351	$ 43,630	$ 6,623	$ 69,486	$ 16,311	$ 18,317	$ 55,230	$ 44,833
Merger related expenses, net [(1)]	—	598	6,847	46	168	—	572	—	1,344
Goodwill impairment	—	—	—	31,500	—	—	—	—	—
Adjusted net (loss) income	$ 18,699	$ 30,949	$ 50,477	$ 38,169	$ 69,654	$ 16,311	$ 18,889	$ 55,230	$ 46,177
Net (loss) income	$ 18,699	$ 30,351	$ 43,630	$ 6,623	$ 69,486	$ 16,311	$ 18,317	$ 55,230	$ 44,833
Intangible amortization, net of tax [(1)]	2,031	1,722	4,430	5,232	4,018	948	1,342	3,084	3,225
Goodwill impairment	—	—	—	31,500	—	—	—	—	—
Tangible net (loss) income	$ 20,730	$ 32,073	$ 48,060	$ 43,355	$ 73,504	$ 17,259	$ 19,659	$ 58,314	$ 48,058
Average shareholders' equity	$ 334,966	$ 345,734	$ 452,018	$ 515,455	$ 527,036	$ 539,052	$ 499,263	$ 526,261	$ 507,764
Average intangible assets, net	78,159	75,531	108,242	113,978	84,927	84,288	95,499	85,579	87,318
Average tangible equity	$ 256,807	$ 270,203	$ 343,776	$ 401,477	$ 442,109	$ 454,764	$ 403,764	$ 440,682	$ 420,446
Average Assets	$ 3,097,496	$ 3,249,718	$ 4,201,040	$ 5,135,841	$ 5,780,556	$ 5,811,228	$ 6,457,647	$ 5,728,822	$ 6,152,390
Return on Average Assets	0.60 %	0.93 %	1.04 %	0.13 %	1.20 %	1.11 %	1.13 %	1.29 %	0.97 %
Adjusted Return on Average Assets [(3)]	0.60 %	0.95 %	1.20 %	0.74 %	1.20 %	1.11 %	1.16 %	1.29 %	1.00 %
Return on average equity	5.58 %	8.78 %	9.65 %	1.28 %	13.18 %	12.00 %	14.56 %	14.03 %	11.81 %
Return on average tangible equity [(2)]	8.07 %	11.87 %	13.98 %	10.80 %	16.63 %	15.06 %	19.32 %	17.69 %	15.28 %

(1) The combined income tax rate utilized was 25% for 2018-2022 years and 35% for 2017.
(2) Annualized tangible net (loss) income divided by average tangible equity.
(3) Adjusted net income divided by average assets.

MidWestOne FINANCIAL GROUP, INC.
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40 Non-GAAP Financial Measures Net Interest Income, Tax Equivalent / Net Interest Margin, Tax Equivalent For the Three Months Ended September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 dollars in thousands Net interest Income $ 40,340 $ 38,819 $ 37,336 $ 39,725 $ 45,733 Tax equivalent adjustments: Loans (1) 507 548 540 569 673 Securities (1) 615 611 615 608 596 Net Interest Income, tax equivalent $ 41,462 $ 39,978 $ 38,491 $ 40,902 $ 47,002 Average interest earning assets $ 5,489,917 $ 5,607,117 $ 5,588,001 $ 5,718,825 $ 6,050,864 Net interest margin, tax equivalent (2) 3.00% 2.83% 2.79% 2.87% 3.08% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets. Core Noninterest Expense For the Three Months Ended September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 dollars in thousands Total Noninterest Expense $ 29,778 $ 30,444 $ 31,643 $ 32,082 $ 34,623 Less: Merger-related expenses — 224 128 901 763 Core Noninterest Expense $ 29,778 $ 30,220 $ 31,515 $ 31,181 $ 33,860

Non-GAAP Financial Measures

Efficiency Ratio

	December 31,					For the Three Months Ended		For the Year Ended	
	2017	2018	2019	2020	2021	September 30, 2021	September 30, 2022	September 30, 2021	September 30, 2022
	dollars in thousands								
Total noninterest expense	$ 80,123	$ 83,215	$ 117,535	$ 149,893	$ 116,592	$ 29,778	$ 34,623	$ 86,148	$ 98,348
Amortization of intangibles	(3,125)	(2,296)	(5,906)	(6,976)	(5,357)	(1,264)	(1,789)	(4,112)	(4,299)
Merger-related expenses	—	(797)	(9,130)	(61)	(224)	—	(763)	—	(1,792)
Goodwill impairment	—	—	—	(31,500)	—	—	—	—	—
Noninterest expense used for efficiency ratio	$ 76,998	$ 80,122	$ 102,499	$ 111,356	$ 111,011	$ 28,514	$ 32,071	$ 82,036	$ 92,257
Net interest income, tax equivalent (1)	$ 108,808	$ 107,823	$ 146,916	$ 157,196	$ 160,907	$ 41,462	$ 47,002	$ 120,929	$ 126,395
Noninterest income	22,751	23,215	31,246	38,620	42,453	9,182	12,588	31,224	36,579
Investment securities gains, net	(241)	(193)	(90)	(184)	(242)	(36)	163	(105)	(272)
Net revenues used for efficiency ratio	$ 131,318	$ 130,845	$ 178,072	$ 195,632	$ 203,118	$ 50,608	$ 59,753	$ 152,048	$ 162,702
Efficiency ratio	58.63 %	61.23 %	57.56 %	56.92 %	54.65 %	56.34 %	53.67 %	53.95 %	56.70 %

(1) The federal statutory tax rate utilized was 21%.

Overhead Ratio

	For the Three Months Ended				
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
	dollars in thousands				
Total noninterest expense	$ 29,778	$ 30,444	$ 31,643	$ 32,082	$ 34,623
Amortization of intangibles	(1,264)	(1,245)	(1,227)	(1,283)	(1,789)
Merger-related expenses	—	(224)	(128)	(901)	(763)
Goodwill impairment	—	—	—	—	—
Noninterest expense used for overhead ratio	$ 28,514	$ 28,975	$ 30,288	$ 29,898	$ 32,071
Average Assets	$ 5,811,228	$ 5,934,076	$ 5,914,604	$ 6,078,950	$ 6,457,647
Overhead ratio	1.95 %	1.94 %	2.08 %	1.97 %	1.97 %

MidWestOne FINANCIAL GROUP, INC.

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Non-GAAP Financial Measures

Core Loans / Core Commercial Loans										
		September 30, 2021		December 31, 2021		March 31, 2022		June 30, 2022		September 30, 2022
				dollars in thousands						
Commercial loans:										
Commercial and industrial	$	927,258	$	902,314	$	898,942	$	986,137	$	1,041,662
Agricultural		106,356		103,417		94,649		110,263		116,229
Commercial real estate		1,699,358		1,704,541		1,723,891		1,859,940		1,910,097
Total commercial loans	$	2,732,972	$	2,710,272	$	2,717,482	$	2,956,340	$	3,067,988
Consumer loans:										
Residential real estate	$	468,136	$	466,322	$	463,676	$	578,804	$	603,649
Other consumer		67,536		68,418		68,877		76,008		74,652
Total consumer loans	$	535,672	$	534,740	$	532,553	$	654,812	$	678,301
Loans held for investment, net of unearned income	$	3,268,644	$	3,245,012	$	3,250,035	$	3,611,152	$	3,746,289
PPP loans	$	89,354	$	30,841	$	3,037	$	402	$	195
Acquired IOFB loan portfolio		—		—		—		281,470		281,326
Acquired IOFB commercial loan portfolio		—		—		—		184,117		184,117
Core loans(1)	$	3,179,290	$	3,214,171	$	3,246,998	$	3,610,750	$	3,746,094
Adjusted Core loans(2)		3,179,290		3,214,171		3,246,998		3,329,280		3,464,768
Core commercial loans(3)		2,643,618		2,679,431		2,714,445		2,955,938		3,067,793
Adjusted core commercial loans(4)		2,643,618		2,679,431		2,714,445		2,771,821		2,883,676

(1) Core loans are calculated as loans held for investment, net of unearned income less PPP loans.
(2) Adjusted core loans is calculated as loans held for investment, net of unearned income less the IOFB acquired loans and the PPP loans.
(3) Core commercial loans are calculated as total commercial loans less PPP loans.
(4) Adjusted core commercial loans are calculated as total commercial loans less the IOFB acquired loans and the PPP loans.

MidWestOne FINANCIAL GROUP, INC.

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43 Non-GAAP Financial Measures Total Investment Securities Yield, Tax Equivalent For the Three Months Ended September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 dollars in thousands Total investment securities interest income $ 9,083 $ 9,876 $ 10,506 $ 11,943 $ 12,961 Tax equivalent adjustment (1) 615 611 615 608 596 Total investment securities, tax equivalent interest income $ 9,698 $ 10,487 $ 11,121 $ 12,551 $ 13,557 Yield on investment securities, tax equivalent (2) 1.84% 1.84% 1.97% 2.13% 2.27 % Average total investment securities $ 2,088,322 $ 2,257,919 $ 2,286,458 $ 2,362,540 $ 2,371,415 (1) The federal statutory tax rate utilized was 21%. (2) Annualized total investment securities, tax equivalent interest income divided by average total investment securities.